UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 29, 2025
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BANDWIDTH INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2230 Bandmate Way
Raleigh, NC 27607
(Address of principal executive offices) (Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 29, 2025, Bandwidth Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on four proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2025. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 2, 2025 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all matters. Present at the Meeting in person or by proxy were holders of 22,021,286.25 shares of Class A common stock and 1,956,777 shares of Class B common stock, together representing a total of 41,589,056.25 votes, or 87.86% of the eligible votes as of the Record Date, and constituting a quorum. The results with respect to each proposal are set forth below:
Proposal 1 — Election of Directors.
The stockholders elected the persons named below as Class II directors to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified. The results of such vote were:

Nominee	For	Withheld/Abstain	Broker Non-Votes
John C. Murdock	24,231,077.25	12,842,556.81	4,515,422.19
Douglas A. Suriano	28,141,462.25	8,932,171.81	4,515,422.19
Proposal 2 — Approval of the Company’s Third Amended and Restated 2017 Incentive Award Plan.
The stockholders approved the Company’s Third Amended and Restated 2017 Incentive Award Plan. The results of such vote were:

For	Against	Withheld/Abstain
22,582,858.25	14,462,531.81	28,244
Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm.
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of such vote were:

For	Against	Withheld/Abstain
41,541,461.25	32,745	14,850
Proposal 4 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers.
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

For	Against	Withheld/Abstain
29,583,420.25	7,457,816.81	32,397

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: May 30, 2025	By:	/s/ R. Brandon Asbill
	Name:	R. Brandon Asbill
	Title:	General Counsel and Secretary